Capital Risk Management (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Capital Risk Management
Borrowings, current portion	$ 245,626	$ 255,422
Borrowings, non-current portion	3,527,595	2,891,973
Lease liability, current portion	9,644	9,363
Lease liability, non-current portion	186,526	195,567
Total debt	3,969,391	3,352,325
Total equity	1,597,137	1,649,853	$ 1,983,122	$ 1,763,134
Total debt and equity	$ 5,566,528	$ 5,002,178
Gearing ratio	71.30%	67.00%